COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
26.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases with initial terms in excess of one year consist of the following at December 31, 2017:

	RMB	US$
2018	15,252	2,344
2019	12,460	1,915
2020	12,418	1,909
2021	8,113	1,247
2022	4,100	630
Thereafter	48,175	7,404
	100,518	15,449

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. The terms of the leases do not contain material rent escalation clauses or contingent rents. For the years ended December 31, 2015, 2016 and 2017, total rental expenses for all operating leases amounted to RMB15,805, RMB17,765 and RMB16,436 (US$2,526) respectively.

Purchase commitments

The Group has commitments to purchase certain medical equipment of RMB426,293 (US$65,520) at December 31, 2017, which are scheduled to be paid within following years.

Income taxes

As of December 31, 2017, the Group has recognized approximately RMB70,992 (US$10,911) as an accrual for unrecognized tax positions. The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of status of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties.